SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2007

                                 MOBICLEAR INC.
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             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
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(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
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                    (Address of principal executive offices)     (Zip Code)

                                 (949) 466-4154
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On May 29, 2007, Anders Ericsson was appointed as President and Chief Executive Officer of MobiClear Inc. pursuant to an employment agreement by and between Mr. Ericsson and MobiClear Inc. Mr. Ericsson is 43 years old. From 2002 to the date of employment with MobiClear, Mr. Ericsson was the Chief Executive Officer of Global Connexion Ltd. in Zurich, Switzerland. Global Connexion is a venture consulting company within the telecoms and IT field with operations in Zurich, Amsterdam, Vienna, Kuala Lumpur, Stockholm, Gothenburg, and Copenhagen. From 2000 until 2002, Mr. Ericsson served as Executive Vice President of Spray Network Services in Stockholm, Sweden. While at Spray Networks, Mr. Ericsson was responsible for managing Spray Access' mobile and fixed Internet access business, pan European roll-out of operations including merger and acquisition activities resulting in the acquisition of Spray Access by Lycos Europe. Prior to 2000, Mr. Ericsson has served in various officer roles within affiliates of Ericsson Ltd., a global telecom concern.

Mr. Ericsson received a B.S. in Electrical Engineering from Kalmar Technical Upper Secondary School, Sweden in 1983 and an M.S. Industrial Engineering and Management from Linkoping Institute of Technology, Sweden in 1987.

Mr. Ericsson has served as a member of the board of directors of the following companies: Labs2 Group AB, Swericon AB, Bulbit AB, W-rita Partners AB, Cayla Consulting Group Nordics AB, and Jajah Technologies AB. From 1985 until 1986 Mr. Ericsson served as a Sergeant in the Swedish Royal Navy. Mr. Ericsson speaks Swedish, English, German and French.

The Employment Agreement between MobiClear Inc. and Mr. Ericsson provides that Mr. Ericsson shall perform and discharge the duties that may be assigned to him by the Board of Directors of MobiClear. The employment agreement also provides for an annual salary of $276,000; a one (1) year term; and, subject to the discretion of the Board of Directors of MobiClear Inc., a stock grant up to one
(1) percent of the total issued and outstanding common stock of MobiClear; and a stock option of up to four (4) percent of the total issued and outstanding common stock of MobiClear.

Lim Wong, Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and President of MobiClear Inc. resigned his position as Chief Executive Officer and President of MobiClear effective upon the appointment of Mr. Ericsson while retaining his other positions.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

10.6        Employment Agreement of Mr. Andes Ericsson dated May 29, 2007.
99.1        Press Release of MobiClear Inc. dated May 29, 2007.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOBICLEAR INC.
                                            (Registrant)


Date:  June 13, 2007                         By:  /s/  Lim Wong
                                                --------------------------------
                                                       Lim Wong
                                                       Chief Executive Officer,
                                                       Chief Financial Officer,
                                                       and President of
                                                       MobiClear Inc.